                                                                     EXHIBIT 4.6





                               WARRANT AGREEMENT

                                    between

                              KNOWLEDGEWARE, INC.

                                      and

                               TRUST COMPANY BANK

                            Dated as of June 9, 1994


    WARRANT AGREEMENT dated as of June 9, 1994, between Knowledgeware, Inc. corporation (the "Company") and Trust Company Bank (the "Warrant Agent").

    In connection with the settlement of the action In Re: Knowledgeware, Inc. Shareholder Litigation, In the United States District Court for the Northern District of Georgia, Atlanta Division, Master File No. 1:92-CV-1651-JTC and pursuant to a Stipulation of Settlement dated as of January 26, 1994 (the "Stipulation") among the parties to the above-captioned litigation, the Company proposes to issue warrants ("Warrants") to purchase an aggregate of 500,000 shares of the Company's Common Stock, without par value ("Common Stock"), at a purchase price of $17.50 per share, subject to adjustment in certain circumstances as hereinafter provided, all upon the terms and subject to the conditions set forth in this Agreement.

    The Company desires to retain the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to act, in connection with the issuance, transfer, exchange and replacement of the certificates evidencing the Warrants to be issued under this Agreement (the "Warrant Certificates") and the exercise of Warrants.

    The Company desires to enter into this Agreement to set forth the terms and conditions of the Warrants and the rights of the holders thereof and to set forth the respective rights and obligations of the Company and the Warrant Agent.

    NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

    1.    Appointment of Warrant Agent.  The Company hereby appoints the Warrant
          ----------------------------
Agent to act as agent for the Company in

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

accordance with the instructions in this Agreement, and the Warrant Agent hereby accepts such appointment.

    2.    Date, Denomination and Execution of Warrant Certificates.  The Warrant
          --------------------------------------------------------
Certificates (and the Form of Election to Purchase and the Form of Assignment to be printed on the reverse thereof) shall be in registered form only and shall be substantially of the tenor recited in Exhibit A hereto, and may have such
                                      ---------
letters, numbers or other marks of identification or designation and such legends, summaries or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law, or with any rule or regulation made pursuant thereto, or with any rule or regulation of any stock exchange on which the Common Stock or Warrants may be listed, or to conform to usage. Each Warrant Certificate shall entitle the registered holder thereof, subject to the provisions of this Agreement (including, without limitation, Section 7) and of the Warrant Certificate, to purchase, at any time during the period commencing on the Original Issuance Date (as hereinafter defined) and ending at the close of business on the third anniversary of the Original Issuance Date (the "Exercise Period"), one fully paid and nonassessable share of Common Stock for each Warrant evidenced by such Warrant Certificate, at an exercise price equal to the Purchase Price (as defined in Section 6). Each Warrant Certificate issued pursuant to the Stipulation as part of the original issuance of the Warrants shall be dated June 9, 1994 (the "Original Issuance Date"); each other Warrant Certificate shall be dated the date on which the Warrant Agent received valid issuance instructions from the Company or, if such instructions specify another date, such other date. For purposes of this Agreement, (i) the term "close of business" on any given date means 5:00 p.m., Atlanta time, on such date; provided, however, that if such date is not a
                            -----------------
business day, it shall mean 5:00 p.m., Atlanta time, on the next succeeding business day; and (ii) the term "business day" means any other day other than a Saturday, Sunday or a day on which banking institutions in Atlanta, Georgia, are authorized or obligated by law to be closed.

    Each Warrant Certificate shall be executed on behalf of the Company by its Chairman of the Board or its President or a Vice President, either manually or by facsimile signature printed thereon, and have affixed thereto the company's seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. Each Warrant Certificate shall be manually countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. If any officer of the Company who shall have signed any Warrant Certificate shall cease to be such officer of the Company before countersignature by the Warrant Agent and issue and delivery thereof by the Company, such Warrant

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Certificate, nevertheless, may be countersigned by the Warrant Agent, issued and delivered with the some force and effect as though the person who signed such Warrant Certificate had not ceased to be such officer of the Company.

    3.    Subsequent Issue of Warrant Certificates.  Following the original
          ----------------------------------------
issuance of Warrant Certificates, no new Warrant Certificates shall be issued except (i) Warrant Certificates issued upon transfer thereof in accordance with
Section 4, (ii) Warrant Certificates issued upon any combination, split-up or exchange of Warrant Certificates pursuant to Section 4, (iii) Warrant Certificates issued in replacement of mutilated, destroyed, lost or stolen Warrant Certificates pursuant to Section 5, (iv) Warrant Certificates issued upon the partial exercise of Warrant Certificates pursuant to Section 8, and (v) Warrant Certificates issued pursuant to Section 23 to reflect any adjustment or change in the Purchase Price or the number or kind of shares purchasable thereunder. The Warrant Agent is hereby irrevocably authorized to countersign and deliver, in accordance with the provisions of Sections 4, 5, 8 and 23, the new Warrant Certificates required for purposes thereof, and the Company, whenever required by the Warrant Agent, will supply the Warrant Agent with Warrant Certificates duly executed on behalf of the Company for such purposes.

    4.    Transfers and Exchanges of Warrant Certificates.  The Warrant Agent
          -----------------------------------------------
shall keep or cause to be kept books for registration of ownership and transfer of the Warrant Certificates issued hereunder. Such registers shall show the names and addresses of the respective holders of the Warrant Certificates, the number of Warrants evidenced by each such Warrant Certificate and the date of each of the Warrant Certificates.

    The Warrant Agent shall, from time to time, register the transfer of any outstanding Warrants upon the books to be maintained by the Warrant Agent for that purpose, upon surrender of the Warrant Certificate evidencing such Warrants, with the Form of Assignment completed and duly executed, to the Warrant Agent at its stock transfer office in Atlanta, Georgia, at any time on or before the date of expiration of the Exercise Period, and upon payment to the Warrant Agent for the account of the Company of an amount equal to any applicable transfer tax. Payment of the amount of such tax may be made in cash, or by certified or official bank check, payable in lawful money of the United States of America to the order of the Company.

    Upon receipt of a Warrant Certificate with the Form of Assignment completed and duly executed, accompanied by payment of an amount equal to any applicable transfer tax, the Warrant Agent shall promptly cancel the surrendered Warrant Certificate and countersign and deliver to the transferee a new Warrant Certificate for the number of full Warrants transferred to such transferee;

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

provided, however, that if the registered holder of any Warrant Certificate
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shall elect to transfer fewer than all of the Warrants evidenced by such Warrant
Certificate, the Warrant Agent in addition shall promptly countersign and deliver to such registered holder one or more new Warrant Certificates for the number of full Warrants not so transferred.

    Any Warrant Certificate may be exchanged at the option of the holder thereof for one or more Warrant Certificates of different denominations, of like tenor and representing in the aggregate the same number of Warrants, upon surrender of the Warrant Certificate to be exchanged, with the Form of Assignment completed and duly executed, to the Warrant Agent, at any time or from time to time after the date hereof and prior to the expiration of the Exercise Period. The Warrant Agent shall promptly cancel the surrendered Warrant Certificate and deliver the new Warrant Certificate pursuant to the provisions of this Section 4.

    5.    Mutilated, Destroyed, Lost or Stolen Warrant Certificates.   Upon
          ---------------------------------------------------------
receipt by the Company and the Warrant Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation or any Warrant Certificate, and the case of loss, theft, destruction, of indemnity and/or security reasonably satisfactory to them, and reimbursement to them of all reasonable expenses incidental thereto, and in the case of mutilation, upon surrender and cancellation of the mutilated Warrant Certificate, the Warrant Agent shall countersign and deliver a new Warrant Certificate of like tenor for the same number of Warrants.

    Any Warrant Certificate issued upon the transfer, exchange, destruction, loss, theft or mutilation of any Warrant Certificate described herein shall be subject to all of the terms and provisions of the Warrant Agreement and the Warrant.

    6.    Purchase Price.  As used in this Agreement, the term "Purchase Price"
          --------------
means the purchase price of $17.50 per share, subject to adjustment from time to time in accordance with the provisions of Section 7.

    7.    Anti-Dilution Adjustments.  (a) If the Company shall at any time or
          -------------------------
from time to time after the Original Issuance Date declare a dividend payable in Common Stock (including, in the event of a Common Stock split), then each holder of an unexercised Warrant, upon exercise of such Warrant after the record date or dates for the determination of holders of Common Stock entitled to receive such dividend, shall be entitled to receive, in addition to the number of shares of Common Stock as to which such Warrant is exercised, such additional shares of Common Stock as such holder would have received had such Warrant been exercised immediately prior to such record date or dates.

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

          (b) If the Company shall at any time after the original Issuance Date effect a recapitalization or reclassification of such character that the shares of Common Stock shall be changed into or become exchangeable for a larger or smaller number of shares, then upon the effective date of such recapitalization or reclassification the number of shares of Common Stock that each holder of an unexercised Warrant shall be entitled to purchase upon exercise of such Warrant shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such recapitalization or reclassification, and the Purchase Price shall be, in the case of an increase in the number of shares, proportionately decreased and, in the case of a decrease in the number of shares, proportionately increased, with the effect that the total consideration payable upon exercise of any Warrant in respect of all the shares of Common Stock purchasable thereunder shall remain the same. If the Company shall at any time hereafter issue any shares of capital stock of the Company by reclassification of shares of Common Stock (including, except as otherwise provided in Section 7(i), in connection with any merger or consolidation of the Company in which it is the continuing corporation), then each holder of an unexercised Warrant shall have the right thereafter to receive, upon exercise of such Warrant, the kind and amount of shares of stock and other securities and property or assets receivable upon such reclassification by a holder of the number of shares of Common Stock for which such Warrant might have been exercised immediately prior to such reclassification. The provisions of this Section 7(b) shall similarly apply to successive recapitalizations and reclassifications of Common Shares if, as a result of an adjustment made pursuant to this Section 7(b), any holder of Warrants shall become entitled upon the exercise thereof to receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company (whose determination shall be conclusive and shall be evidenced by a resolution of the Company's Board of Directors filed with the Warrant Agent) shall determine the allocation of the adjusted Purchase Price between or among shares of such classes of capital stock. Any adjustment in respect of a recapitalization involving the forgiveness, exchange or conversion of outstanding debt shall be governed by Section 7 (c) and not this Section 7 (b).

          (c) If the Company shall at any time after the Original Issuance Date during the exercise period issue or sell any shares of Common Stock or any other securities convertible into Common Stock or any options or warrants to purchase Common Stock (except by way of a dividend as provided in Section 7(a) and except as provided in Section 7(i)), including in connection with retirement of outstanding debt, for a consideration per share less than the fair market value in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the

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

Purchase Price shall be reduced to the price (calculated to the nearest cent) determined by dividing (1) and amount equal to the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issuer or sale multiplied by the Purchase Price at the time plus (y) the consideration, if any, received by the Company upon such issue or sale, by (z) the total number of shares of Common Stock outstanding immediately after such issue or sale multiplied by the purchase price. The number of shares purchasable upon exercise of each Warrant shall not be subject to adjustment upon the occurrence of any event referred to in this Section 7(c).

    For purposes of this Section 7(c) the consideration in connection with any such issue or sale shall be the amount of cash received by the Company (or, in the case of securities sold to underwriters or dealers for public offering or to the public through underwriters, the initial public offering price) for the sale of such shares or other securities, options or warrants, before deducting therefrom any commissions or other expenses paid or incurred by the Company in connection with the issue or sale of such securities, options or warrants plus any additional cash receivable by the Company on conversion or exercise of such other securities, options or warrants, except that if any portion of such consideration is a consideration other than cash, the amount of such consideration other than-cash shall be (i) the principal amount thereof, plus any accrued but unpaid interest thereon and all other amounts payable in connection with such debt including for expenses and yield maintenance premiums, in the case of debt forgiven, exchanged or converted, and (ii) the value of such consideration as determined in good faith by the Board of Directors of the Company (whose determination shall be conclusive and shall be evidenced by a resolution of the Company's Board of Directors filed with the Warrant Agent), in the case of any other non-cash consideration.

    If the conversion or exercise price of any securities convertible into Common Stock or options or warrants to purchase Common Stock is not specified at the time of the issue or sale of such securities, option so Warrants, the amount thereof, for purposes only of this Section 7(c), shall be as determined in accordance with Section 7(g).

    In the event of the issuance or sale by the Company of any securities convertible into Common Stock or any options or warrants to purchase Common Stock (except by way of a dividend as provided in Section 7(a) and except as provided in Section 7(i)), the Company shall be deemed to have issued the maximum number of shares of Common Stock into which such convertible securities may be converted or the maximum number of shares of Common Stock deliverable upon the exercise of such options or warrants, as the case may be, for the minimum consideration payable in respect thereof. On the expiration of such options or warrants or the termination of the right to convert such convertible securities, the Purchase Price shall be readjusted based upon the number of shares of Common Stock actually delivered upon the exercise of such options or warrants or upon the conversion of such convertible securities. Except as provided in the next preceding sentence no further adjustment of the Purchase Price shall be made as a result of the actual issuance of shares of Common Stock upon the exercise of such options or warrants or the conversion of such convertible securities.

          (d) If the Company shall at any time after the Original Issuance Date consolidate or merge with any other corporation (except as provided in Section 7(i)) or transfer all or substantially all of its assets to any other corporation, then the corporation formed by such consolidation or merger or the party that shall have acquired such assets, as the case may be, shall, as a condition precedent to such transaction, execute and deliver to the Warrant Agent a supplemental warrant agreement providing that each holder of an unexercised Warrant upon exercise of such Warrant after the effective date of such transaction shall be entitled to receive the kind and amount of shares, evidences of indebtedness and/or other securities or assets receivable on such transaction by a holder of the number of shares of Common Stock as to which such Warrant was exercisable immediately prior to such transaction; and, in any such case, such supplemental warrant agreement shall contain appropriate provisions with respect to the rights and interests of the holder of each Warrant to the end that the provisions of this Section 7 shall thereafter be applicable (as nearly as may be practicable) with respect to any shares, evidences of indebtedness and/or other securities or assets thereafter deliverable upon exercise of such Warrant.

    The Warrant Agent shall not be under any responsibility to determine the correctness of any provision contained in any such supplemental warrant agreement relating to either the kind or amount of shares of stock or securities or property (or cash) purchasable by holders of Warrant Certificates upon the exercise of their Warrants after any such consolidation, merger, sale or transfer or of any adjustment to be made with respect thereto, but subject to the provisions of Section 21, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, a certificate of a firm of independent certified public accountants with respect thereto.

          (e) No adjustment shall be made hereunder to the Purchase Price unless such adjustment would change the Purchase Price at the time by $.25 or more; provided, however, that all adjustments not so made shall be deferred and made
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when the aggregate thereof would change the Purchase Price at the time by $.25 or more.  No adjustment made pursuant to any provision of this

Section 7 shall have the effect of increasing the total consideration payable upon exercise of any Warrant in respect of all the shares of Common Stock purchasable thereunder.

          (f) Whenever the number of shares of Common Stock purchasable upon exercise of a Warrant is adjusted as provided in this Section 7, the Company shall promptly file with the Warrant Agent a certificate signed by the Chairman of the Board or the President or Vice President of the Company and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company setting forth the number and kind of shares purchasable, as so adjusted, stating that such adjustments in the number or kind of shares or other securities conform to the requirements of this Section 7, and setting forth a brief statement of the facts accounting for such adjustments. Promptly after filing such certificate with the Warrant Agent, the Company, or the Warrant Agent at the Company's request, will deliver, by first-class, postage prepaid mail, a brief summary thereof (to be supplied by the Company) to the registered holders of the outstanding Warrant certificates; provided, however, that failure
                                                 -----------------
to file or to give any notice required under the Section 7(f), or any defect therein shall not affect the legality or validity of any such adjustments under this Section 7; and provided, further, that, where appropriate, such notice may
                    -----------------
be given in advance and included an part of the notice required to be given pursuant to Section 13. Any such certificate shall be available at the principal office of the Company for inspection by the holder of any Warrant on any day during normal business hours.

          (g) The Company shall retain a firm of independent public accountants of recognized standing, which may be the firm regularly retained by the Company, selected by the Board of Directors of the Company or the Executive Committee of such Board to make any computation required under this Section 7, and a certificate signed by much firm shall be conclusive evidence of the correctness of any computation made under this Section 7.

          (h) For the purpose of this Section 7, the term "Common Stock" shall mean (i) the class of stock designated as Common Stock in the Articles of Incorporation of the Company, as amended, at the date of this Agreement, or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from no par value to par value, or from par value to no par value. If at any time, as a result of an adjustment made pursuant to this Section 7, the holder of Warrant shall, upon exercise of such Warrant, become entitled to receive shares and/or other securities or assets (other than shares of Common Stock), then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares an/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 7.

          (i) Notwithstanding anything to the contrary contained in this Section 7, no adjustments to the Purchase Price or the number of shares of Common Stock that the holder of any Warrant shall be entitled to purchase upon exercise of such Warrant shall be made pursuant to this Section 7;

              (1) upon the issuance or exercise of any of the Warrants;

              (2) upon (i) the issuance or sale of shares of Common Stock pursuant to options, warrants or convertible securities outstanding as of the
                                                                          ---
date of this Agreement; (ii) the grant, or the issuance of shares of Common
- ----------------------
Stock pursuant to the exercise, of any options, warrants, convertible securities, stock appreciation rights, or similar rights issued (whether before or after the date hereof) to employees, officers or directors of or consultants to the Company or any subsidiary of the Company, to purchase shares of Common Stock; or (iii) issuance of shares of Common Stock pursuant to the Company's existing ESOP Plan whether by sale, gift, bonus or grant to employees, officers, or directors of or consultants to the Company or any subsidiary of the Company.

              (3) upon the issuance of any shares of Common Stock (i) in connection with a consolidation or merger in which the Company or a wholly owned subsidiary of the Company is the continuing corporation and which does not result in any reclassification of the outstanding Common Stock, or (ii) pursuant to and in connection with the acquisition by the Company or any wholly owned subsidiary of the Company of all or substantially all of the assets or stock (or other equity interests, as the case may be) of another entity.

              (4) upon the offerings or issuance of Common Stock pursuant to any firm commitment or best efforts underwritten public offering.

    8.    Exercise of Warrants.   (a)  Subject to the provisions of Section 10,
          --------------------
the registered holder of any Warrant Certificate may exercise the Warrants evidenced by such Warrant Certificate, at any time or from time to time during the Exercise Period, as to all or any lesser number of the whole shares of Common Stock covered by such Warrants. Upon expiration of the Exercise Period the Warrant certificates shall be and become wholly void and of no value.

          (b) Exercise of Warrants shall be accomplished upon surrender at any time during the Exercise Period of the Warrant Certificate evidencing such Warrants, with the Form of election to

Purchase on the reverse side thereof completed and duly executed, to the Warrant Agent at its stock transfer office in Atlanta, Georgia, together with payment to the Company of the Purchase Price of the Warrants then being exercised and an amount equal to any applicable transfer tax and, if requested by the Company, any other taxes or other governmental charges which the Company may be required by law to collect in respect of such exercise. Payment of the Purchase Price and other amounts may be made in cash, or by certified or official bank check, payable in lawful money of the United States of America to the order of the Company. No adjustment shall be made for any cash dividends, whether paid or declared, on any securities issuable upon exercise of a Warrant.

          (c) Upon receipt of a Warrant Certificate, with the Form of Election to Purchase completed and duly executed, accompanied by payment of the Purchase Price of the Warrants being exercised (and an amount equal to any applicable taxes or government charges as aforesaid), the Warrant Agent shall promptly request from the transfer agent with respect to the securities to be issued and deliver to or upon the order of the registered holder of such Warrant Certificate, in such name or names as such registered holder may designate, a certificate or certificates for the number of full shares of the securities to be purchased, together with, if applicable, cash made available by the Company pursuant to Section 9 in respect of any fraction of a share of such securities otherwise issuable upon such exercise, and shall deliver all amounts paid on account of the Purchase Price and any amounts paid on account of applicable taxes and government charges, promptly to the Company. If the Warrant is then exercisable to purchase property other than securities, the Warrant Agent shall take appropriate steps to cause such property to be delivered to or upon the order of the registered holder of such Warrant Certificate.

          (d) If the registered holder of any Warrant Certificate shall exercise fewer than all of the Warrants evidenced by such Warrant Certificate, the Warrant Agent shall promptly countersign and deliver to the registered holder of such Warrant Certificate, or to such holder's duly authorized assigns, one or more new Warrant Certificates evidencing the number of Warrants that were not so exercised.

          (e) Each person in whose name any certificate for securities is issued upon the exercise of Warrants shall for all purposes be deemed to have become the holder of record of the securities represented thereby as of, and such certificate shall be dated, the date upon which the Warrant certificate was duly surrendered in proper form (and payment of any applicable taxes or other governmental charges was made in full); provided, however, that if the date of
                                        -----------------
such surrender (and payment) is a date on which the stock transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares as of, and the certificate for such shares shall be dated, the next succeeding business day on which the stock transfer books of the Company are open (whether before, on or after the date of expiration of the Exercise Period), and the Warrant Agent shall be under no duty to deliver the certificate for such shares until such date. The Company covenants and agrees that it shall not cause its stock transfer books to be closed for a period of more than 20 consecutive business days except upon consolidation, merger, sale of all or substantially all of its assets, dissolution or liquidation or as otherwise provided by law.

    9.    Fractional Interests.  The company shall not be required to issue any
          --------------------
Warrant Certificate evidencing a fraction of a Warrant or to issue fractions of shares of securities on the exercise of the Warrants. If any fraction (calculated to the nearest one-hundredth) of a Warrant or a share of securities would, except for the provisions of this Section 9, be issuable on the exercise of any Warrant, the Company shall, in lieu thereof, round down to the lowest whole Warrant. By accepting a Warrant Certificate, the holder thereof expressly waives any right to receive a Warrant Certificate evidencing any traction of a Warrant or to receive any fractional share of securities upon exercise of a Warrant.

    10.   Reservation of Securities and Property; Registration of Securities.
          ------------------------------------------------------------------
The Company covenants that it will at all times, solely for the purpose of issue and delivery upon exercise of the Warrants, reserve and keep available, free from preemptive and other rights, out of its authorized and unissued or treasury shares of Common Stock, such number of shares of Common Stock and any other securities or property which shall then be issuable and/or deliverable upon the exercise of all outstanding Warrants. The Company covenants that all securities which shall be so issuable shall, upon such issue be duly authorized, validly issued, fully paid and nonassessable.

    The Company covenants that if any securities, required to be reserved for the purpose of issue upon exercise of the Warrants hereunder, require registration with or approval of any governmental authority under any federal or state securities law before such securities may be issued upon exercise of Warrants, the Company will in good faith and as expeditiously as possible (at the Company's expense) endeavor to use its reasonable best efforts to cause such securities to be duly registered, or approved, as the case may be, and, to the extent practicable, use its reasonable best efforts to take all such action in anticipation of and prior to the exercise of the Warrants, including, without limitation, filing a Registration Statement an the appropriate form and any and all post-effective amendments to such Registration Statement necessary to permit a public offering of the securities underlying the Warrants at any and all times during the Exercise Period; provided, however, that in no event shall such
                            -----------------
securities be
issued, and the Company is authorized to refuse to honor the exercise of any Warrant, if such exercise would result in the opinion of the Company's Board of Directors, upon advice of counsel, in the violation of any law (including by reason of the failure of such securities to be so registered at the time of such exercise).

    11.   Reduction of Conversion Price Below Par Value.  Before taking any
          ---------------------------------------------
action that would cause an adjustment pursuant to Section 7 reducing the portion of the Purchase Price required to purchase one share of capital stock below the then par value (if any) of a share of such capital stock, the Company will use its best efforts to take any corporate action which, in the opinion of its counsel, may be necessary so that the Company may validly and legally issue fully paid and nonassessable shares of such capital stock.

    12.   Payment of Taxes.  The Company covenants and agrees that it will pay
          ----------------
when due and payable any and all federal and state documentary stamp and other original issue taxes which may be payable in respect of the original issuance of the Warrant Certificates, or any shares of Common Stock or other securities upon the exercise of Warrants. The Company shall not, however, be required (i) to pay any tax that may be payable in respect of any transfer involved in the issuance, transfer or delivery of Warrant Certificates or the issuance or delivery of certificates for Common Stock or other securities in a name other than that of the registered holder of the Warrant Certificate surrendered for purchase or (ii) to issue or deliver any certificate for shares of Common Stock or other securities upon the exercise of any Warrant Certificate until any such tax shall have been paid, all such tax being payable by the holder of such Warrant Certificate at the time of surrender.

    13.   Notice of Certain Corporate Action.  If, at any time during the
          ----------------------------------
Exercise Period (prior to the exercise of this Warrant in full), any of the following events shall occur:

          (i) the Company shall declare any dividend or other distribution upon its Common Stock payable otherwise than in cash out of earned surplus; or

          (ii) the Company shall offer to the holders of its Common Shares any additional shares of the Company or options or Warrants therefor or securities convertible into shares of the Company or any right to subscribe therefor; or

          (iii) dissolution, liquidation, winding-up of the Company or other similar action of the Company requiring approval by the shareholders shall be proposed, then, in each such case, the Company shall file with the Warrant Agent and the Company, or the Warrant Agent on its behalf, shall mail (by first-class, postage prepaid mail) to all registered holders of the Warrant Certificates, not less than fifteen (15) days' prior notice of the date on which;

    (a) the books of the Company shall be closed or a record taken for determination of the shareholders entitled to such dividend, distribution or subscription rights, or

    (b) the books of the Company shall be closed or a record taken for determination of the shareholders entitled to vote on such proposed dissolution, liquidation, winding-up or other similar action;

and which shall also specify any record date for determination of holders of Common Stock entitled to vote thereon or participate therein.

    Failure to give any such notice or any defect therein shall not affect the legality or validity of any transaction listed in this Section 13.

    14.   Disposition of Proceeds on Exercise of Warrant Certificates, etc.  The
          -----------------------------------------------------------------
Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently pay to the Company all moneys received by the Warrant Agent in respect of the purchase of securities or other property through the exercise of such Warrants.

    The Warrant Agent shall keep copies of this Agreement available for inspection by holders of Warrants during normal business hours at its stock transfer office. Copies of this Agreement may be obtained upon written request addressed to the Warrant Agent at its stock transfer office in New York, New York.

    15.   Warrant Certificate Holder Not Deemed a Stockholder.  No holder, as
          ----------------------------------------------------
such of any Warrant Certificate shall be entitled to vote, receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable an the exercise of the Warrants represented thereby for any purpose whatever, nor shall anything contained herein or in any Warrant Certificate be construed to confer upon the holder of any Warrant Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise), or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 13 hereof), or to receive dividend or subscription rights, or otherwise, until such Warrant Certificate shall have been duly exercised in accordance with the provisions hereof.

    16.   Right of action.    All rights of action in respect to this Agreement
          ----------------
are vested in the respective registered holders of the Warrant Certificates; and any registered holder of any Warrant Certificate, without the consent of the Warrant Agent or of the holder of any Warrant Certificate, may, in his own behalf for his own benefit, enforce, and may institute and maintain any suit, action or preceding against the Company suitable to enforce, or otherwise in respect of, his right to exercise the Warrants evidenced by such Warrant Certificate, for the purchase of shares of the Common Stock in the manner provided in the Warrant Certificate and in this Agreement.

    17.   Agreement of Holders of Warrant Certificates.  Every holder of a
          --------------------------------------------
Warrant Certificate by accepting the same consents and agrees with the Company, the Warrant Agent and every other holder of a Warrant Certificate that:

          (a) The Warrant Certificates are transferable only on the registry books of the Warrant Agent and only upon the terms and conditions set forth in this Agreement; and

          (b) The Company and the Warrant Agent may deem and treat the person in whose name the Warrant Certificate is registered as the absolute owner of the Warrants evidenced by such Warrant Certificate (notwithstanding any notation of the ownership or other writing thereon made by anyone other than the Company or the Warrant Agent) for all purposes whatsoever, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

    18.   Cancellation of Warrant Certificates.  If the Company shall purchase
          ------------------------------------
or otherwise acquire any Warrant Certificate after the issuance thereof, such Warrant Certificate shall thereupon be delivered to the Warrant Agent and be canceled by it and retired. The Warrant Agent shall also cancel any Warrant Certificate delivered to it for exercise, in whole or in part (in accordance with Section 8), or delivered to it for transfer, split-up, combination or exchange. Warrant Certificates so canceled shall be delivered by the Warrant Agent to the Company from time to time, or disposed of in accordance with the instructions of the Company.

    19.   Concerning the Warrant Agent.  The Company shall pay to the Warrant
          ----------------------------
Agent from time to time, on demand of the Warrant Agent, reasonable compensation for all services rendered by it hereunder in accordance with the attached fee schedule, and also its reasonable expenses and other reasonable disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also shall indemnify the Warrant Agent for, and hold it harmless against, any loss, liability or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Warrant Agent, arising out of or in connection with the acceptance and administration of this Agreement.

    20.   Merger or Consolidation of Change of Name of Warrant Agent.  Any
          ----------------------------------------------------------
corporation into which the Warrant Agent, or any successor Warrant Agent, may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent, or any successor Warrant Agent, shall be a party, or any corporation succeeding to the corporate trust business of the Warrant Agent, or any successor Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Warrant Agent under the provisions of Section 22. If at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, any of the Warrant Certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent and deliver such Warrant Certificates so countersigned; and in case at that time any of the Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor Warrant Agent, and in all such cases such Warrant Certificates shall have the full force provided in the Warrant Certificates and in this Agreement.

    If at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent may adopt the countersignature under its prior name and deliver Warrant Certificates so countersigned; and in case at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name; and in such cases such Warrant certificates shall have the full force provided in the Warrant Certificates and in this Agreement.

    21.   Duties of Warrant Agent.  The Warrant Agent undertakes the duties and
          -----------------------
obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Warrant Certificates, by their acceptance thereof, shall be bound:

    (a) The Warrant Agent may consult with counsel satisfactory to it (who may be legal counsel for the Company), and the opinion of such legal counsel shall be full and complete authorization and protection to the Warrant Agent as to any action taken, suffered or omitted by it in good faith and in accordance with such opinion; provided, however, that the Warrant Agent shall have exercised
              --------  -------
reasonable care in the selection of such legal counsel.

    (b) Whenever in the performance of its duties under this Agreement, the Warrant Agent shall deem it necessary or desirable that any fact or matter be provided or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board or the President or a Vice President or the Secretary of the Company and delivered to the Warrant Agent; and such certificate shall be full authorization to the Warrant Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

    (c) The Warrant Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

    (d) The Warrant Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Warrant Certificates (except its countersignature on the Warrant Certificates and such statements or recitals as describe the Warrant Agent or action taken or to be taken by it) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

    (e) The Warrant Agent shall not be under any responsibility in respect of the validity of this agreement or the execution and delivery hereof (except the due execution hereof by the Warrant Agent) or in respect of the validity or execution of any Warrant Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant certificate; nor shall it be responsible for the making of any change in the number of shares of Common Stock required under the provisions of Section 7 or responsible for the manner, method or amount of any such change or the ascertaining of the existence of facts that would require any such adjustment or change; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock to be issued pursuant to this Agreement or any Warrant Certificate or as to whether any shares of Common Stock will, when issued, be validly issued, fully paid and nonassessable.

    (f) The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or take any other action likely to involve expense unless the Company or one or more registered holders of Warrants shall furnish the Warrant Agent with reasonable security and indemnity for any costs and expenses that may be incurred. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrants or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding institute by the Warrant Agent shall be brought in its name as Warrant agent, and any recovery of judgment shall be for the ratable benefit of the registered holders of the Warrants, as their respective rights or interests may appear.

    (g) The Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

    (h) The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board or President or a Vice President or the Secretary of the Company, and to apply to such officers for advice or instructions in connection with the Warrant agent's duties, and it shall not be liable for any action taken or suffered or omitted by it in good faith in accordance with instructions of any such officer.

    (i) The Warrant Agent will not incur any liability or responsibility to the Company or to any holder of any Warrant Certificate for any action taken, or any failure to take action, in reliance on any notice, resolution, waiver, consents, order, certificate, or other paper, document or instrument reasonably believed by the Warrant Agent to be genuine and to have been signed, sent or presented by the proper party or parties.

    (j) The Warrant Agent will act hereunder solely as agent of the Company in a ministerial capacity, and its duties will be determined solely by the provisions hereof. The Warrant Agent will not be liable for anything that it may do or refrain from doing in connection with this Agreement except for its own gross negligence, bad faith or willful misconduct.

    22.   Change of Warrant Agent.  The Warrant Agent may resign and be
          -----------------------
discharged from its duties under this Agreement upon 30 days' prior written notice, sent to the Company by registered or certified mail. The Company may remove the Warrant Agent or any successor warrant agent upon 30 days' prior written notice, sent to the Warrant Agent or successor warrant agent as the case may be, by registered or certified mail. If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Warrant Agent and shall, within 15 days following such appointment, give notice thereof in writing to each registered holder of the Warrant Certificates. If the Company shall fail to make such appointment within a period of 15 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent, then the Company agrees to perform the duties of the Warrant Agent hereunder until a successor Warrant Agent is appointed. After appointment the successor Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; but the former Warrant Agent shall deliver and transfer to the successor Warrant Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Failure to give any notice provided for in this Section, however, or any defect therein shall not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of the successor Warrant Agent, as the case may be.

    23.   Issuance of New Warrant Certificates.  Notwithstanding any of the
          ------------------------------------
provisions of this Agreement, or the several Warrant Certificates to the contrary, the Company may, at its option, issue new Warrant Certificates in such form as may be approved by its Board of Directors to reflect any adjustment or change in the number or kind of shares purchasable under the several Warrant Certificates made in accordance with the provisions of this Agreement.

    24.   Notice.   Notice or demand pursuant to this Agreement to be given or
          ------
made on the Company by the Warrant Agent or by the registered holder of any Warrant Certificate shall be sufficiently given or made if sent by first class or registered mail, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent) as follows:

    Subject to the provisions of Section 22, any notice pursuant to this Agreement to be given or made by the Company or by the holder of any Warrant Certificate to or on the Warrant Agent shall be sufficiently given or made if sent by first class or registered mail, postage prepaid, addresses (until another address is filed in writing by the Warrant Agent with the Company) as follows:

    A copy of any notice to be given or made by the Company or by the Warrant Agent pursuant to this Agreement shall also be given by first class or registered mail, postage prepaid, to:

    Any notice or demand authorized to be given or made to the registered holder of any Warrant Certificate under this Agreement shall be sufficiently given or made if sent by first class or registered mail, postage prepaid, to the last address of such holder as it shall appear on the registers maintained by the Warrant Agent,

    25.   Modification of Agreement.  The Warrant Agent may, without the consent
          -------------------------
or concurrence of the holders of the Warrant Certificates, by supplemental agreement or otherwise, concur with the Company, in making any changes or corrections in this Agreement that the Warrant Agent shall have been advised by counsel (who may be counsel for the Company) are necessary or desirable to cure any ambiguity or to correct any defective or inconsistent provision or clerical omission or make or manifest error herein contained, or to make any other provisions in regard to matters or questions arising hereunder and which shall not be inconsistent with the provisions of the Warrant Certificates and which shall not adversely affect the interests of the holders of Warrant Certificates; provided, that the Warrant Agent shall sign any amendment or supplement authorized pursuant to Section 25 if such amendment or supplement does not adversely affect the Warrant Agent's rights, duties, liabilities or immunities under this Agreement. As of the date hereof, this Agreement contains the entire and only agreement, understanding representation, condition, warranty or covenant between,the parties hereto with respect to the matters herein, supersedes any and all other agreements between the parties hereto relating to such matters, and may be modified or amended only by a written agreement signed by both parties hereto pursuant to the authority granted by the first sentence of this Section 25.

    26.   Successors.  All the covenants and provisions of this Agreement by or
          ----------
for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

    27.   Governing Law.  This Agreement and each Warrant Certificate issued
          -------------
hereunder shall be deemed to be a contract made under the laws of the State of Georgia and for all purposes shall be construed in accordance with the laws of such state applicable to contracts made and performed in such state.

    28.   Termination.  This Agreement shall terminate as of the close of
          -----------
business on the date of expiration of the Exercise Period, or such earlier date upon which all Warrants shall have been exercised or redeemed, except as to
Section 8(d) (which shall survive such expiration to the extent any Warrants have been validly exercised in accordance with such Section 8(d) prior to the expiration of the Exercise Period) and except that the Warrant Agent shall account to the Company pursuant to Section 4 as to all

Warrants outstanding and all cash held by it as of the close of business on the expiration of the Exercise Period.

    29.   Benefits of this Agreement.  Nothing in this Agreement or in the
          --------------------------
Warrant Certificates shall be construed to give to any person or corporation other than the Company, the Warrant Agent and their respective successors and assigns hereunder and the registered holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company the Warrant Agent, their respective successors and assigns hereunder and the registered holders of the Warrant Certificates.

    30.   Descriptive Readings.   The descriptive headings of the several
          --------------------
Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

    31.   Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts each of which shall be an original and all of which together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and the year first above written.


                                      By:  /s/ Rick W. Gossett
                                         ----------------------------------
                                           Name:  Rick W. Gossett
                                                 --------------------------
                                           Title:  Vice President, Finance
                                                  -------------------------


                                      By:  /s/ Donald P. Addington
                                         ----------------------------------
                                           Name:  Donald P. Addington
                                                 --------------------------
                                           Title:  President
                                                  -------------------------

                                      TRUST COMPANY BANK


                                      By:  /s/ T.J. Donaldson
                                         ----------------------------------
                                           Authorized Officer


                                      By:  /s/ R.C. Aaron
                                         ----------------------------------
                                           Authorized Officer

                                   EXHIBIT A

No. RFW________                                            _______
Warrants

                              WARRANT CERTIFICATE

               For the Purchase of _______ Share of Common Stock,
                               With No Par Value

                               CUSIP No._________

             (Incorporated under the law of the State of ________)

VOID AFTER 5:00 P.M. ATLANTA TIME ON ______________, 19___/1/

    This Warrant Certificate certifies that, for value received, ___________________, or registered assigns, is the registered holder of Warrants pursuant to which such holder is entitled, subject to the terms and conditions hereof and of the Warrant Agreement (as Hereinafter defined), at any time and from time to time during the period ( the "Exercise Period") commencing on _________________, 19___/2/ and ending 5:00 p.m., Atlanta time, on
___________________, 19___,/3/ but not thereafter, to purchase from
______________________ (the "Company") the number of shares specified above of its Common Stock, without par value per share ("Common Stock"), at the purchase price of ________ per share, subject to adjustment in certain events (the "Purchase Price"), and to receive a certificate or certificates for the Common Stock so purchased, upon presentation and surrender to

__________________
     /1/ Fill in the third anniversary of the Original Issue Date.

     /2/ Fill in the Original Issue Date.

     /3/ Fill in the third anniversary of the Original Issue Date.

_______________________, the Warrant Agent, with the Form of Election to Purchase completed and duly executed, and accompanied by payment to the Company of the Purchase Price of the Warrants then being exercised and any other taxes or governmental charges that the Company may be required by law to collect in respect of such exercise, either in cash or by certified or bank cashier's check payable to the order of the Company. In certain events specified in the Warrant Agreement, the number of shares purchasable upon exercise of the Warrants evidenced by this Warrant Certificate shall be subject to adjustment as therein provided.

    This Warrant Certificate is issued under and in accordance with the Warrant Agreement dated as of ________________, 19____, (the "Warrant Agreement"), between the Company and the Warrant Agent and is subject to the terms of the Warrant Agreement, to all of which terms every holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is incorporated herein by reference and made a part hereof and reference is made to the Warrant Agreement for a full description of the rights, obligations, duties and immunities of the Warrant Agent, the Company and the holder of the Warrant Certificates. Copies of the Warrant Agreement are available for inspection at the office of the Warrant Agent, ___________________________ and copies may be obtained upon written request addressed to the Company at Knowledgeware, Inc., 3340 Peachtree Road, N.E., Suite 1100, Atlanta, Georgia 30326.

    The Company covenants and agrees that all shares of Common Stock that may be delivered upon the exercise of Warrants evidenced by this Warrant Certificate will, upon delivery, be free from all taxes, liens, and charges imposed by the Company with respect to the purchase thereof hereunder, and without limiting the generality of the foregoing, the Company covenants and agrees that it will, from time to time, take all such action as may be required to assure that the par value per share of the Common Stock is at all times equal to or less than the then current Purchase Price per share of the Common Stock issuable pursuant to this Warrant Certificate.

    The Warrants represented by this Warrant Certificate are exercisable at the option of the registered owner hereof in whole at any time, or in part from time to time, within the period above specified, provided, however, that such Warrants shall not be exercisable with respect to a fraction of a share of Common Stock. As to any fraction (calculated to the nearest one-hundredth) of a share that would otherwise be purchasable on the exercise of a Warrant, the Company shall, in lieu thereof, round down to the lowest whole share of Common Stock. If fewer than all of the Warrants evidenced by this Warrant Certificate are exercised by the Holder, the company shall cancel this Warrant Certificate upon the surrender hereof and shall execute and deliver one or more new Warrant Certificates of like tenor for the balance of the Warrants that were not so exercised.

    The Company agrees at all times to reserve or hold available a sufficient number of shares of Common Stock to cover the number of shares issuable upon the exercise of this and all other Warrant Certificates of like tenor then outstanding.

    This Warrant Certificate shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company, or to any other rights whatsoever except the rights herein expressed and such as are set forth in the Warrant Agreement, and no dividends shall be payable or accrue in respect of Warrants evidenced by this Warrant Certificate or the interest represented hereby or the shares purchasable hereunder until or unless, and except to the extent that, Warrants evidenced by this Warrant Certificate shall be exercised.

    This Warrant Certificate is exchangeable upon the surrender hereof by the registered owner to the Warrant Agent for new Warrant Certificates of like tenor representing in the aggregate the right to purchase the number of shares purchasable hereunder, each of such new Warrant Certificates to represent the right to purchase such number of shares as shall be designated by the registered owner at the time of such surrender

    Except as otherwise above provided, this Warrant Certificate and all rights hereunder are transferable by the registered owner hereof in person or by duly authorized attorney on the books of the Warrant Agent upon surrender of this Warrant Certificate, properly endorsed, to the Warrant Agent.

    The company may deem and treat the registered owner of this Warrant Certificate at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

    This Warrant Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Warrant Agent. This Warrant Certificate shall be deemed to be a contract made under the laws of the State of Georgia and for all purposes shall be construed in accordance with the law of such state.

    IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be executed by the signatures of its duly authorized officers and the corporate seal hereunder affixed.
Dated:



                              By:
                                 ------------------------------

ATTEST:


                              Countersigned:
- ----------------------
          , Secretary

(Corporate Seal)



                              As Warrant Agent



                              By:
                                 ------------------------------
                                    Authorized Signature

                         [FORM OF ELECTION TO PURCHASE]


                           _________________________

                              Election to Purchase
                              ____________________
                   (To be executed upon exercise of Warrant)



    The undersigned hereby irrevocably elects to exercise Warrants, represented by this Warrant Certificate, to purchase _______ shares of Common Stock ("Common Stock") of _______________

(the "Company") and herewith tenders $________________________ in payment for such shares and any applicable taxes payable by the undersigned in cash or a certified or official bank check payable to the order of the Company in accordance with the terms hereof.

    The undersigned requests that a certificate for such shares be registered in the name of:


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF PERSON IN WHOSE
NAME SHARES ARE TO BE REGISTERED


_________________________________


________________________________________________________________________________

________________________________________________________________________________

whose address is _______________________________________________________________

and that such certificate shall be delivered to

________________________________________________________________________________

whose address is

________________________________________________________________________________

________________________________________________________________________________

If the specified number of shares is less than all of the shares represented by this Warrant Certificate, the undersigned requests that a new Warrant Certificate representing the right to purchase the remaining balance of the shares be registered in the name of

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF PERSON IN WHOSE
NAME WARRANT CERTIFICATE IS TO BE
REGISTERED

_________________________________________

________________________________________________________________________________

whose address is

________________________________________________________________________________

________________________________________________________________________________


DATED:_______________________, 19____

Signature Guaranteed:               Signature:


_____________________________       ____________________________________________
(Required if an assignment of       (Signature must correspond
shares acquired on exercise or      with the name as written upon
an assignment of Warrants           the face of this Warrant
remaining after exercise is made    Certificate in every
upon exercise.  The signature       particular, without alteration
must be guaranteed by a duly        or enlargement or any
authorized officer of a             change whatsoever.)
commercial bank or trust
company in the United States
or member of a registered
national securities exchange.)

                             [FORM OF ASSIGNMENT]

                To be executed by the registered holder if such
              holder desires to transfer this Warrant Certificate)


    FOR VALUE RECEIVED __________________________, hereby sells, assigns and transfers ______ Warrants unto __________________
________________________________________________________________________________
________________________________________________________________________________

                  (PLEASE PRINT NAME AND ADDRESS OF ASSIGNEE) together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ________________________ Attorney, to transfer said Warrants on the books of the within-named Company, with full power of substitution.

    If said number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, a new Warrant Certificate shall be issued in the name of an delivered to the undersigned for such portion of the Warrants no so sold, assigned or transferred.

DATED: ___________________________



__________________________________
(Insert Social Security or Tax
Identification Number of Assignee)


Signature Guaranteed:                      Signature


_________________________                  ____________________________________
(The signature must be                     (Signature must conform in
guaranteed by a duly                       all respects to name of
authorized officer of a                    holder as specified on the
commercial bank or trust                   face of this certificate,
company in the United States               in every particular,
or member of a registered                  without alteration or
national securities exchange.)             enlargement or any change
                                           whatever.)